Exhibit 99.1
 Investor PresentationSeptember 2018

   Safe Harbor  Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. These risks and events include, without limitation: Our businesses we operate are highly competitive and many of them, especially in commodity markets, are cyclical, which may result in fluctuations in pricing and volume that can adversely impact our business, financial condition and results of operations; Our ten largest customers represent approximately 38% of our pro forma 2017 revenue, and the loss of all or a substantial portion of our revenue from these large customers could have a material adverse effect on us; A material disruption at one of our major manufacturing facilities could prevent us from meeting customer demand, reduce our sales and profitability, increase our cost of production and capital needs, or otherwise adversely affect our business, financial condition and results of operation; Changes in raw material and energy availability and prices could affect our results of operations and financial condition; The availability of, and prices for, wood fiber may significantly impact our business, results of operations and financial condition; We are subject to risks associated with manufacturing and selling products and otherwise doing business outside of the United States; Our operations require substantial capital for ongoing maintenance, repair and replacement of existing facilities and equipment; Currency fluctuations may have a negative impact on our business, financial condition and results of operations; Restrictions on trade through tariffs, countervailing and anti-dumping duties, quotas and other trade barriers, in the United States and internationally, could adversely affect our ability to access certain markets; We depend on third parties for transportation services and increases in costs and the availability of transportation could adversely affect our business; Our business is subject to extensive environmental laws, regulations and permits that may restrict or adversely affect our ability to conduct our business; The impacts of climate-related initiatives remain uncertain at this time; Our failure to maintain satisfactory labor relations could have a material adverse effect on our business; We are dependent upon attracting and retaining key personnel, the loss of whom could adversely affect our business; Failure to develop new products or discover new applications for our existing products, or our inability to protect the intellectual property underlying such new products or applications, could have a negative impact on our business; Risk of loss of the Company’s intellectual property and sensitive business information, or disruption of its manufacturing operations, in each case due to cyberattacks or cyber security breaches, could adversely impact the Company; We may need to make significant additional cash contributions to our retirement benefit plans if investment returns on pension assets are lower than expected or interest rates decline, and/or due to changes to regulatory, accounting and actuarial requirements; We have significant debt obligations that could adversely affect our business and our ability to meet our obligations; Challenges in the commercial and credit environments may materially adversely affect our future access to capital; We may need additional financing in the future to meet our capital needs or to make acquisitions, and such financing may not be available on favorable terms, if at all, and may be dilutive to existing stockholders; The inability to effectively integrate the Tembec acquisition, and any future acquisitions we may make, may affect our results; and, we may not achieve the benefits anticipated from our previously-announced transformation plan. Other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are described or will be described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Rayonier Advanced Materials assumes no obligation to update these statements except as is required by law.   2

 Non-GAAP Financial Measures  These presentation materials contain certain non-GAAP financial measures, including EBITDA, adjusted free cash flows, adjusted operating income, adjusted net income and adjusted net debt. These non-GAAP measures are reconciled to each of their respective most directly comparable GAAP financial measures in the appendix of these presentation materials.We believe these non-GAAP measures provide useful information to our board of directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider these non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they may exclude significant expenses and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expenses and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management provides reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures. Non-GAAP financial measures should not be relied upon, in whole or part, in evaluating the financial condition, results of operations or future prospects of the Company.  3

 Granite Considerations---Granite Overview  A Global Leader of Cellulose-Based Technologies  Acquisition of Tembec completed on November 17, 2017 creates:Stronger, more balanced business with greater scale to drive growthProduct and geographic diversification creates a more balanced CS portfolioStrategic Pillars provide framework to achieve an incremental ~$155 million of EBITDA opportunities by 2020 before inflation and changes in commodity pricesCost Transformation of $100 million, including $75 million from synergiesMarket Optimization of $15 millionNew Products of $15 millionInvestments/Acquisitions of $25 million, primarily from capital projectsStrong free cash flow generation provides catalyst to maximize shareholder value through disciplined and balanced capital allocation strategy focused on risk-adjusted returnsInvestment opportunities in high-return capital projects, share buybacks and attractive external growth opportunities  Well Positioned to Drive EBITDA Growth  4

  * Based on 9 months ended September 2017 and excludes eliminations** Based on full year 2017 and excludes Corporate results  Granite Considerations---Granite Overview  Rayonier Advanced Materials at a Glance  Global leader in high purity Cellulose Specialties; #1 or #2 in all product segments2017 Pro Forma Revenue: $2.1 billion 2017 Combined Adjusted EBITDA: $386 million Four business segments – High Purity Cellulose, Forest Products, Pulp and PaperModerate pro forma net leverage of 3.0x, target leverage ~2.5x   Combination of Two Best-in-Class Organizations with Complementary Products  2017 EBITDA by Segment**  2017 Revenue by Products*  2017 Revenue by Geography*    Commodity & Other  Other CS Pulp  Ethers Pulp    High Purity Cellulose    Forest Products  Acetate Pulp    High-Yield  Newsprint  Paperboard    Forest Products    Paper  Pulp    5

Global Footprint


Matane, QC
Kapuskasing, ON
Hearst, ON
Cochrane, ON
La Sarre, QC
Chapleau, ON
Bearn, QC
Longueuil, QC
Temiscaming, QC
Montreal, QC
Huntsville, ON
Toledo, OH
Barnesville, GA
Collins, GA
Eastman, GA
Jesup, GA
Quitman, GA
Fernandina Beach, FL
Jacksonville, FL
Offerman, GA
Rayonier Advanced Materials
Global Headquarters
Canadian Headquarters
High Purity Cellulose Plant
Pulp Products Facility
Paper Products Facility
Forest Products Facility
Fiber Facility
Sales/Research & Development
Resin Facility


London, UK
Tartas, France


Tokyo, Japan
Shanghai, China

Facilities	Capacity
High Purity Cellulose ●	
Jesup, GA	575,000 MT
Fernandina Beach, FL	155,000 MT
Tartas, France	140,000 MT
Temiscaming, QC	150,000 MT
Pulp ○	
Temcell, QC	300,000MT
Matane, QC	270,000MT
Paper ●	
Temboard, QC	180,000MT
Kapuskasing, ON	205,000MT

Facilities	Capacity
Forest Products* ●	
Bearn, QC	110,000 MBF
Chapleau, ON	135,000 MBF
Cochrane, ON	160,000 MBF
Hearst, ON	110,000 MBF
Huntsville, ON	15,000 MBF
Kapuskasing, ON	105,000 MBF
La Sarre, QC	135,000 MBF

** Facilities run at ~85% of capacity due to economic conditions, wood supply limitation and downtime*

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High Purity Cellulose – Segment Overview

- Four facilities with six manufacturing lines span an international footprint (US/Canada/France)
- Cellulose Specialties capacity of 775,000 MT with additional 245,000 MT of Commodity capacity+
- Ranks as the #1 or #2 manufacturer of acetate, ethers, MCC, tirecord, casing and nitrocellulose pulps

	Core Products	End Markets		Demand Outlook
Cellulose Specialties	Acetate Pulp	Tow, High Impact Plastics, Optical Screens		0-(1)%
Cellulose Specialties	Ethers Pulp	Construction Material, Food Thickeners, Pharma		3-5%
Cellulose Specialties	Other Cellulose Specialties Pulp	Filtration, Tirecord, Sausage Casings, Nitrocellulose		2-3%
Commodities	Viscose	Textiles		5-7%
Commodities	Absorbent Materials	Diapers, Incontinence, Feminine Hygiene		3-4%

2017 Sales by Geography*


Other 24%
U.S.A. 31%
Europe 21%
China 24%


Temiscaming, QC
Tartas, France
Jesup, GA
Fernandina Beach, FL

** Based on 9 months ended September 2017*

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   2017 Sales by Geography*  Forest Products – Segment Overview  Core Products  End Markets  Studs  Random Length Lumber  Specialty Hardwood  Residual Chips for Pulp  Seven facilities with Total capacity of 770,000 MBFProduces a range of commodity forest products used primarily for residential and commercial constructionIntegrated facilities provide chip capacity to supply raw material fiber needs to Canadian pulp assets  Construction/Building  RYAM Pulp Assets  Kapuskasing, ON  Bearn, QC  Chapleau, ON      Cochrane, ON      Huntsville, ON        La Sarre, QC  Hearst, ON  Demand Outlook  In line with U.S. Housing Market          * Based on 9 months ended September 2017  8

Pulp & Paper – Segment Overviews

- Footprint comprised of four facilities located in Canada
- Total capacity is 180,000 MT of paperboard, 570,000 MT of high-yield pulp, and 205,000 MT of newsprint
- Paperboard focus on coated printing bristols for graphical end-uses in the Northeast, Midwest and Canada

Core Products	End Markets		Demand Outlook
High-Yield Pulp	Writing Materials, Packaging		~2%
Paperboard	Lightweight board, Packaging and Cardstock		3-4%
Newsprint	Newspapers		~(10)%

- Integrated High-Yield Pulp in Temiscaming supplies its products to Paperboard in Temiscaming as a raw material
  - ~1/3 of raw material sourced from integrated business

2017 Sales by Geography*



U.S.A. 39%
Canada 12%
China 22%
Europe 11%
Other 16%



Matane, QC
Kapuskasing, ON
Temiscaming, QC

** Based on 9 months ended September 2017*

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   Granite Considerations---Granite Overview  Second Quarter & YTD Financial Highlights  Q2 Revenue: $542 millionQ2 Operating Income: $66 million; Q2 Adjusted EBITDA: $106 million 4% increase in Revenue and 23% increase in EBITDA from prior year* driven by strong demand in Pulp and Forest ProductsCost improvements and solid commodity pricing in High Purity partially offsetting expected pricing pressure in Cellulose Specialties (“CS”)Paper segment delivered solid results despite impacts from newsprint duties and high pulp costs in paperboardStrategic initiatives including Tembec integration tracking well$18 million of Cost Transformation/Synergy savings captured in 2018 Anticipate exceeding $40 million target in 2018New Products & Investments delivered additional $3 million of benefitsExecuting on balanced capital allocation strategy (YTD)Invested $23 million in strategic capitalRepaid $12 million of debt Returned $29 million of capital to shareholders via dividends and buybacks281% increase to adjusted diluted earnings per share year-to-date  Benefiting from greater scale and integrated portfolio  Q2 EBITDA by Segment **  Q2 Revenue by Segment**    High Purity Cellulose    Pulp    Forest Products    Paper  $542 million  $106 million  * Based on combined results, see Basis of Presentation disclosure**Revenue by Segment excludes eliminations, Adjusted EBITDA by Segment excludes Corporate segment results  10

   Quarter Ended  Quarter Ended              Combined*  Pro Forma2      2Q 2018  1Q 2018      2Q 2017  1Q 2017      2Q 2017  1Q 2017                            Sales  $  542      $  201      $  521                            Operating Income    66        14        42                            Adjusted Operating Income*    66        22        54                            Net Income    54        5        —                            Adjusted Net Income*    39        9        —                            EBITDA*    121        36        76                            Adjusted EBITDA*    106        42        86                            Diluted Earnings per Share  $  0.83      $  0.03      $  —                            Adjusted Net Income per Share  $  0.60      $  0.11      $  —                              * Non-GAAP measures (see Appendix for definitions and reconciliations) ** See Basis of Presentation disclosure                        11  Financial Highlights  ($ Millions)  4% increase in combined sales:29% increase in high-yield pulp prices30% increase in lumber prices35% increase in newsprint pricesOffset by 3% decline in CS prices $12 million of duties paid in Q2; $30 million paid since 201723% increase in Combined Adjusted EBITDA driven by increase to sales, synergies and Strategic Pillars281% accretive to Adjusted Net Income per share through first six months

 Capital Resources & Allocation  12  ($ Millions)      Six Months Ended  Three Months Ended                June 30, 2018  March 31, 2018      June 24, 2017  March 25, 2017    Cash Provided by Operating Activities    $  89      $  87    Cash Used for Investing Activities       (64)      (32)  Cash Used for Financing Activities      (41)      (12)  Change in Cash Balances    $  (16)    $  43                                        Adjusted Free Cash Flows*      48        56    Strategic Capital Expenditures      (23)      (1)  Debt Principal Payments      (12)      (2)  Dividends on Common and Preferred Stock      (14)      (10)  Equity Repurchases      (15)      —    Change in Cash Balances    $  (16)    $  43                                        Debt Principal Balance    $  1,229            Cash      80            Adjusted Net Debt*      1,149            Available Liquidity      297                              Net Leverage**      2.9x             * Non-GAAP measures (see Appendix for definitions and reconciliations).** Based on LTM Adjusted EBITDA of $402 million                   Balanced Allocation of Adjusted Free Cash Flow

 Stable and Balanced Capital Structure  As of Q2’18            Outstanding  Leverage  Interest Rate  Maturity  Cash  80                  Debt          Term Loan A-1  180    LIBOR +2.25%  November 2022  Term Loan A-2  439    LIBOR +2.00%*  November 2024  Other Secured Debt  104     Avg. 5.8%  2018-2028  Total Secured Debt  723  1.8x                Senior Notes  506    5.50%  June 2024            Total Debt  1,229  3.1x                Net Debt  1,149  2.9x                LTM Combined EBITDA  402        13  * Includes 0.5% benefit from cash patronage  $  $  $  $  $

2018 Outlook

High Purity	■ Cellulose Specialties – Expect full year pricing down ~4% with volumes down 2% ➢ Driven by price declines in acetate, partially offset by gains in ethers and other CS ➢ 2018 acetate pricing now consistent with competition ➢ Total impact of ~$40 million ■ Commodities– Expect comparable volumes to prior year
Forest Products	■ Forest Products prices have declined from second quarter peak levels, but profitability remains favorable due to solid demand ■ U.S. import duties impacting EBITDA by ~$30 million, which historically have been recovered upon final settlement
Pulp	■ High-Yield benefiting from continued solid demand with reduced supply of recycled fiber imported into China ■ Prices expected to remain relatively strong in third quarter and moderate by end of year
Paper	■ Paperboard expects stable revenues with profitability impacted by higher pulp prices ■ Newsprint prices benefiting from reduced supply, but U.S. duties and declining demand could weaken price
Costs & CapEx	■ 3-4% raw material inflation, driven by chemicals and energy; partially offset by improvements from Cost Transformation ■ Expect to exceed $40 million of cost savings from synergies and legacy actions ■ Capital expenditures of approximately $150 million

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 Strategic Pillars Tracking  15  * Cost improvements before inflation and changes in commodity prices  ~$155 million EBITDA* opportunity by end of 2020$21 million captured through 6 months of 3 year plan  $25 Legacy  $75 Synergy  Investments/ Acquisitions

Significant Synergy Opportunity

Increased target to $75 million from $50 million

SG&A/Public Company Costs
- General corporate cost reductions
- Consolidation of duplicate systems and spending

Operational/Manufacturing
- Apply continuous improvement across a larger combined company
- Increase production yields


15%
20%
$75 million*
30%
35%

Sales & Marketing Optimization
- Optimize sales channel distribution
- Regional customer alignment

Supply Chain & Procurement
- Leverage combined spending
- Reduce transportation costs

2:1 Ratio of Savings to Costs to Achieve
1:1 Ratio in 2018

** Full run-rate synergies expected to be realized over a 3 year period.*

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 Accelerating Synergies  Synergies expected to exceed $15 million target in 2018Global Integration Team accelerating 2019 target by $10 million to $40 millionOn track to deliver $75 million of synergies by 2020  17  * Cost Transformation and Synergy improvements before inflation and changes in commodity prices

Market Optimization

Position production to maximize value within our markets



Commodity
End Markets
Fluff
Viscose
Filament
Cellulose
Specialty
End Markets
Acetate Film
Plastics
Acetate Tow
Yarn
Casings
CMC
Filtration
MCC
Nitro.
Tire Cord
Ethers
Drive towards higher value
Ability to Capture Value
Market Attractiveness

Optimize production at lowest cost line for each grade



Acetate
Ethers
Viscose
Lower cost of production
Cost to Produce
Grade

Charts are Illustrative Only

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 New Products Pipeline   19              Stage 1Idea development  Stage 2Proof of concept  Stage 3Lab  Stage 4Pilot/Mill Trials  Stage 5Industrial  Stage 6Commercial  1  2  3  4  5    Priority 1  Priority 2  Priority 3-4      OptiSilk    Sapphire  Stage OIdeas    Biofloc XV20      19

 Disciplined & Balanced Capital Allocation    Maintain Assets  $100-110 million of annual capex  Adjusted Free Cash Flow  Return of Capital to Shareholders  Stock buybacks and dividends to maximize long-term shareholder returns  External Strategic Investments  Acquisitions and other investments to complement core business  Investment in the Company  High-return projects designed to enhance competitive position and drive EBITDA growth     Reduce Leverage  Target 2.5x Net Leverage  Value Driven Approach Focused on Risk Adjusted Returns on Invested Capital  Cash Flow From Operations  20

Strategic Capital Opportunities

Sizable Opportunity for Attractive Re-Investment



42%
$65
million
56%
High Purity Cellulose
Forest Products
Pulp & Paper

- Target $65 million, net, of high return capital projects over next three years
  - Tariff L program* in Quebec helps offset gross capital costs
- Focused on strongest returns, primarily in High Purity Cellulose and Forest Products
- Expect project returns of less than 2 year payback

**Tariff L program provides 40% rebate on previously agreed upon capital projects within Quebec via energy credit*

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LignoTech Florida

45% ownership in partnership with global leader in lignin

- Successful start-up of 100,000 ADMT lignin manufacturing facility
  - On-time, under $110 million budget with expected capabilities
- Marketing plan for natural based lignin product progressing according to expectation
  - Global end uses in construction, agriculture and other industrial applications
  - RYAM expects high-teens return on its invested capital for the project
  - Returns ramp up beginning in 2019 with approval for Phase 2 in 2020/2021
  - Phase 2 includes additional $25 million investment for 50,000 ADMT additional lignin
- Adds additional reliability to Fernandina Beach Cellulose Specialties facility





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 Appendix

 EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing stockholders and potential stockholders to measure how the Company is performing relative to the assets under management. Adjusted Free Cash Flows is defined as cash provided by operating activities adjusted for capital expenditures excluding strategic capital. Adjusted free cash flows is a non-GAAP measure of cash generated during a period which is available for dividend distribution, debt reduction, strategic acquisitions and repurchase of our common stock. Adjusted free cash flows is not necessarily indicative of the adjusted free cash flows that may be generated in future periods. Adjusted Net Debt is defined as the amount of debt after the consideration of the original issue discount, premiums, and debt issuance costs, less cash. Adjusted net debt is a non-GAAP measure of debt and is not necessarily indicative of the adjusted net debt that may occur in future periods.Adjusted Operating Income is defined as operating income adjusted for acquisition related costs and fair market valuation of inventory.Adjusted Net Income is defined as net income adjusted net of tax for gain on bargain purchase, acquisition related costs, fair market valuation of inventory, and loss (gain) on derivative.Available Liquidity is defined as the funds available under the revolving credit facility and term loans, adjusted for cash on hand and outstanding letters of credit.   Definitions of Non-GAAP Measures  24

 Combined net sales and operating income (loss) represents the combination of Tembec’s net sales and operating earnings for the related periods, adjusted to reflect the estimated conversion from International Financial Reporting Standards to U.S. Generally Accepted Accounting Principles for certain material amounts and translated at the historical average exchange rate, with the Company’s historical net sales and operating income for the related periods. The adjustments represent the Company’s best estimates and are subject to change should additional information become available. Combined EBITDA represents the combination of Tembec’s reported adjusted EBITDA for the related periods translated at the historical quarterly average exchange rate with the Company’s adjusted EBITDA for the related period. The combined net sales, operating results and EBITDA of the Company and Tembec are presented for illustrative purposes only and do not necessarily reflect the net sales, operating results or EBITDA that would have resulted had the acquisition occurred for the period, nor project the results of operations for any future date or period.  Basis of Presentation for Combined Financial Information  25

Reconciliation of Non-GAAP Measures

($ Millions)

Three Months Ended:	Forest Products	Pulp	Paper	High Purity Cellulose	Corporate & Other	Total
June 30, 2018						
Net Income	$ 16	$ 26	$ 9	$ 33	$ (30)	$ 54
Depreciation and amortization	2	1	4	26	—	33
Interest expense, net	—	—	—	—	15	15
Income tax expense	—	—	—	—	19	19
EBITDA	$ 18	$ 27	$ 13	$ 59	$ 4	$ 121
Gain on bargain purchase	—	—	—	(3)	(12)	(15)
Adjusted EBITDA	$ 18	$ 27	$ 13	$ 56	$ (8)	$ 106
June 24, 2017						
Net Income	$ —	$ —	$ —	$ 31	$ (26)	$ 5
Depreciation and amortization	—	—	—	20	—	20
Interest expense, net	—	—	—	—	9	9
Income tax expense	—	—	—	—	2	2
EBITDA	$ —	$ —	$ —	$ 51	$ (15)	$ 36
Acquisition related costs	—	—	—	—	8	8
Gain on derivative instrument	—	—	—	—	(2)	(2)
Adjusted EBITDA	$ —	$ —	$ —	$ 51	$ (9)	$ 42

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Reconciliation of Non-GAAP Measures

($ Millions)

Six Months Ended:	Forest Products	Pulp	Paper	High Purity Cellulose	Corporate & Other	Total
June 30, 2018						
Net Income	$ 27	$ 49	$ 14	$ 57	$ (69)	$ 78
Depreciation and amortization	3	2	9	56	—	70
Interest expense, net	—	—	—	—	30	30
Income tax expense	—	—	—	—	29	29
EBITDA	$ 30	$ 51	$ 23	$ 113	$ (10)	$ 207
Gain on bargain purchase	—	—	—	(3)	(12)	(15)
Adjusted EBITDA	$ 30	$ 51	$ 23	$ 110	$ (22)	$ 192
June 24, 2017						
Net Income	$ —	$ —	$ —	$ 64	$ (50)	$ 14
Depreciation and amortization	—	—	—	43	—	43
Interest expense, net	—	—	—	—	17	17
Income tax expense	—	—	—	—	10	10
EBITDA	$ —	$ —	$ —	$ 107	$ (23)	$ 84
Acquisition related costs	—	—	—	—	8	8
Gain on derivative instrument	—	—	—	—	(2)	(2)
Adjusted EBITDA	$ —	$ —	$ —	$ 107	$ (17)	$ 90

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 Reconciliation of Non-GAAP Measures($ Millions)    June 30, 2018  June 30, 2018      June 24, 2017  June 24, 2017    Adjusted Net Debt Reconciliation                Current maturities of long-term debt  $  10      $  13    Long-term debt & capital lease obligation    1,214        769    Total debt  $  1,224      $  782    Original issue discount, premiums and debt issuance costs    5        8    Cash and cash equivalents    (80)      (369)  Adjusted Net Debt  $  1,149      $  421                                    28

Reconciliation of Reported to Adjusted Earnings

($ Millions, except per share amounts)

	Three Months Ended						Six Months Ended			
	June 30, 2018		March 31, 2018		June 24, 2017		June 30, 2018		June 24, 2017	
Adjusted Operating and Net Income (a):	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**
Operating Income	$ 66		$ 46		$ 14		$ 112		$ 41	
Acquisition related costs	—		—		8		—		8	
Adjusted Operating Income	$ 66		$ 46		$ 22		$ 112		$ 49	
Net Income	$ 54	$ 0.83	$ 24	$ 0.38	$ 5	$ 0.03	$ 78	$ 1.22	$ 14	$ 0.18
Gain on bargain purchase	(15)	(0.23)	—	—	—	—	(15)	(0.23)	—	—
Acquisition related costs	—	—	—	—	8	0.18	—	—	8	0.18
Loss (gain) on derivative instrument	—	—	—	—	(2)	(0.05)	—	—	(2)	(0.05)
Tax effects of adjustments	—	—	—	—	(2)	(0.05)	—	—	(2)	(0.05)
Adjusted Net Income	$ 39	$ 0.60	$ 24	$ 0.38	$ 9	$ 0.11	$ 63	$ 0.99	$ 18	$ 0.26

(a) Adjusted operating income and adjusted net income are not necessarily indicative of results that may be generated in future periods.

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